CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ MARCUS C. BENNETT
Marcus C. Bennett Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of August, 2002.

/s/ WILLIAM S. DIETRICH II
William S. Dietrich II Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ GREGORY A. PRATT
Gregory A. Pratt Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form l0-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ J. MICHAEL FITZPATRICK
J. Michael Fitzpatrick Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ WILLIAM J. HUDSON, JR.
William J. Hudson, Jr. Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 19th day of August, 2002.

/s/ ROBERT J. LAWLESS
Robert J. Lawless Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ MARLIN MILLER, JR.
Marlin Miller, Jr. Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ ROBERT N. POKELWALDT
Robert N. Pokelwaldt Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of August, 2002.

/s/ PETER C. ROSSIN
Peter C. Rossin Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in her capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them her true and lawful attorneys to execute in her name, place and stead, in her capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ KATHRYN C. TURNER
Kathryn C. Turner Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 21st day of August, 2002.

/s/ STEPHEN M. WARD, JR.
Stephen M. Ward, Jr. Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of August, 2002.

/s/ KENNETH L. WOLFE
Kenneth L. Wolfe Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in her capacity as a Director of Carpenter Technology Corporation, does hereby appoint Terrence E. Geremski and John R. Welty or either of them her true and lawful attorneys to execute in her name, place and stead, in her capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2002, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of September, 2002.

/s/ MARILLYN A. HEWSON
Marillyn A. Hewson Director